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[iVillage.com LOGO]



                                                                    EXHIBIT 99.2

FOR IMMEDIATE RELEASE


                   iVillage Completes Acquisition of Women.com


NEW YORK - June 18, 2001 -iVillage Inc. (Nasdaq: IVIL), operator of the iVillage Network, which includes Lamaze Publishing, The Newborn Channel, iVillage Solutions and Astrology.com, today announced that it has completed its acquisition of Women.com Networks, Inc. (Nasdaq: WOMN). The acquisition received stockholder approval at special meetings of iVillage and Women.com stockholders on June 15, 2001. The Company will provide additional details regarding this transaction later today.

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IMPORTANT NOTE:
iVillage management will host a conference call Thursday, June 21, 2001, at 5:00 p.m. to discuss additional details relating to the Company's acquisition of Women.com and to provide available pro forma projections for the combined company. The call can be accessed through iVillage's Investor Relations Web site located at www.ivillage.com/investor, and on Street Events, located at www.streetevents.com. A replay of the conference call will be available on iVillage's Investor Relations Web site for 48 hours after the call and can be accessed two hours after the call's start time.
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About iVillage Inc.
iVillage is a media company, which includes iVillage.com, Women.com, Lamaze Publishing, The Newborn Channel, iVillage Solutions and Astrology.com. iVillage.com is a leading women's online destination providing practical solutions and everyday support for women 18 and over. Lamaze Publishing produces advertising-supported educational materials for expectant and new parents. The Newborn Channel is a satellite television network in over 1,000 hospitals nationwide.

iVillage.com is organized into branded communities across multiple topics of high importance to women and offers interactive services, peer support, content and online access to experts and tailored shopping opportunities. Content areas include Astrology, Babies, Beauty, Books, Diet & Fitness, Entertainment, Food, Games, Health, Home & Garden, Lamaze, Money, News & Issues, Parenting, Pets, Pregnancy, Relationships, Relaxation, and Work.

Established in 1995 and headquartered in New York City, iVillage Inc. (Nasdaq:
IVIL) is recognized as an industry leader in developing innovative sponsorship and commerce relationships that match the desire of marketers to reach women with the needs of iVillage.com members for relevant information and services. Membership to iVillage.com is free and offers features such as e-mail, personal homepages, instant messaging and other community tools.


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Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:

iVillage Inc. has included in this press release certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning iVillage's business, operations and financial condition. The words or phrases "can be", "expects", "may affect", "may depend", "believes", "estimate", "project" and similar words and phrases are intended to identify such forward-looking statements. Such forward-looking statements are subject to various known and unknown risks and uncertainties and iVillage cautions you that any forward-looking information provided by or on behalf of iVillage is not a guarantee of future performance. Actual results could differ materially from those anticipated in such forward-looking statements due to a number of factors, some of which are beyond iVillage's control, in addition to those discussed in iVillage's other press releases, public filings and statements by iVillage's management, including (i) the volatile and competitive nature of the Internet industry, (ii) changes in domestic and foreign economic and market conditions,
(iii) the effect of federal, state and foreign regulation on iVillage's business, (iv) the impact of recent and future acquisitions and joint ventures on iVillage's business and financial condition, (v) iVillage's ability to establish and maintain relationships with advertisers, sponsors, and other third party providers and partners, (vi) the impact of pending litigation on iVillage's business and financial condition and (vii) iVillage's ability to successfully integrate and manage its acquisition of Women.com Networks, Inc. All such forward-looking statements are current only as of the date on which such statements were made. iVillage does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.


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Contact:
Carl Fischer
Vice President, Corporate Communications
iVillage Inc.
212.600.6502
cfischer@mail.ivillage.com


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